CONCENTRATION OF RISKS	12 Months Ended
Dec. 31, 2012
CONCENTRATION OF RISKS [Abstract]
CONCENTRATION OF RISKS

24.CONCENTRATION OF RISKS

Concentration of credit risk

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, advances to suppliers and amounts due from related parties. As of December 31, 2011 and 2012, all of the Group's cash and cash equivalents were managed by financial institutions which management believes are of high credit quality.

Advances to suppliers are typically unsecured and arise from deposits paid in advance for purchases of inventories from suppliers based in the PRC. As a percentage of total advances, the top six suppliers accounted for 95.5% and 99.5% as of December 31, 2011 and 2012, respectively.

	December 31,
	2011	2012
	RMB	RMB	US$

Shanghai Volkswagen Automobile Selling Co., Ltd.	42,088	82,532	13,247
FAW-Mazda Automobile Sales Co., Ltd.	13,845	25,327	4,065
FAW-VW Automobile Sales Co., Ltd.	123,837	170,601	27,383
Chang An Ford Mazda Automobile Co., Ltd.	703	7,137	1,146
FAW-Toyota Automobile Sales Co., Ltd.	21,692	24,154	3,877
GAC Honda Automobile Co., Ltd.	7,796	4,836	776

	209,961	314,587	50,494

Total advances	219,936	316,067	50,732

Percentage of advances to top six suppliers to total advances	95.5%	99.5%	99.5%

Due to the Group's concentration of advances made to a limited number of suppliers, any negative events or deterioration in financial strength with respect to the Group's suppliers may cause a material loss to the Group and have a material adverse effect on the Group's financial condition and results of operations. The risk with respect to advances made to suppliers is mitigated by credit evaluations that the Group performs on suppliers and ongoing monitoring processes on outstanding balances.

Amounts due from related parties are typically unsecured, interest-free and repayable on demand, except for temporary funding to Tianjin Material Group (Note 20). In evaluating the collectability of the amounts due from related parties balance, the Group considers many factors, including the related parties' repayment history and their credit-worthiness. An allowance for doubtful accounts is made when collection of the full amount is no longer probable.

Concentration of suppliers

A significant portion of the Group's inventories is sourced from six largest suppliers who collectively accounted for RMB3,039,553, RMB2,721,918 and RMB3,168,963 (US$508,654) for the years ended December 31, 2010, 2011 and 2012, respectively, of the total inventory purchases. Any disruption in the supply of inventories to the Group from these suppliers may adversely affect the Group's business, financial condition and results of operations.

Each of the Group's dealerships operates pursuant to a franchise agreement between the applicable automobile manufacturer and the dealership. The Group's business depends on the franchise rights awarded by automobile manufacturers. As a result of the dependence on these franchise rights, manufacturers exercise a significant level of influence over the Group's day-to-day operations and the terms of the franchise agreements govern key aspects of the Group's operations and capital spending. All of the franchise agreements are nonexclusive, free-of-charge, must be renewed periodically and typically have a term of one or two years.

The typical automobile franchise agreement specifies the area within which the dealer has the right and obligation to sell the manufacturer's automobiles and related parts and products and to perform certain approved services. The franchise agreements, together with manufacturers' dealership manuals, service manuals and operating standards that are referenced in such franchise agreements, typically contain provisions and standards relating to the achievement of certain sales and customer satisfaction targets; inventories of new vehicles and manufacturer replacement parts; the maintenance of necessary net working capital; facilities and placement of signage; procedures for inspection, testing and evaluation by the manufacturer; advertising, marketing, deposit and warranty practices; products authorized to be offered to customers; after-sales services; data sharing regarding market trends and customer statistics; dealership management; personnel training; information systems; and dealer's monthly and annual sales and financial reporting to the manufacturer.

The Group's compliance with these requirements is closely monitored by the automobile manufacturers. Any failure to comply that is not cured within a specified period of time may give rise to early termination of the franchise by manufacturers. Certain franchise agreements allow the automobile manufacturer to terminate the agreement under any circumstances as long as a prior written notice is given. In addition, each of the franchise agreements provides the automobile manufacturer with the right to refuse to renew it after the expiration of the term of the agreement under specified circumstances. If the Group fails to obtain renewals of one or more of the franchise agreements from the automobile manufacturers or if one or more of the franchise agreements are terminated, the Group's business, financial condition, results of operations and prospects would be materially and adversely affected.

Currency convertibility risk

Substantially all of the Group's businesses are transacted in RMB, which is not freely convertible into foreign currencies. On January 1, 1994, the PRC government abolished the dual rate system and introduced a single rate of exchange as quoted daily by the People's Bank of China. However, the unification of the exchange rates does not imply the convertibility of RMB into US$ or other foreign currencies. All foreign exchange transactions continue to take place either through the People's Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China. Approval of foreign currency payments by the People's Bank of China or other institutions requires submitting a payment application form together with suppliers' invoices, shipping documents and signed contracts. Additionally, the value of the RMB is subject to changes in central government policies and international economic and political developments affecting supply and demand in the PRC foreign exchange trading system market.

Foreign currency exchange rate risk

From July 21, 2005, the RMB is permitted to fluctuate within a narrow and managed band against a basket of certain foreign currencies. The appreciation of the RMB against US$ was approximately 3.3%, 4.9% and 1.0% in the years ended December 31, 2010, 2011 and 2012, respectively. On June 19, 2010, the People's Bank of China announced the end of the RMB's de facto peg to US$, a policy which was instituted in late 2008 in the face of the global financial crisis, to further reform the RMB exchange rate regime and to enhance the RMB exchange rate flexibility. The exchange rate floating bands will remain the same as previously announced in the inter-bank foreign exchange market. While the international reaction to the appreciation of the RMB has generally been positive, there remains significant international pressure on the PRC Government to adopt an even more flexible currency policy, which could result in a further and potentially more significant appreciation of the RMB against the US$.

Current vulnerability due to certain other concentrations

The Company's operations may be adversely affected by significant political, economic and social uncertainties in the PRC. Although the PRC Government has been pursuing economic reform policies for almost 30 years, no assurance can be given that the PRC Government will continue to pursue such policies or that such policies may not be significantly altered, especially in the event of a change in leadership, social or political disruption or unforeseen circumstances affecting the PRC's political, economic and social conditions. There is also no guarantee that the PRC Government's pursuit of economic reforms will be consistent or effective.

Land use rights and building ownership certification risk

The Group has not obtained land use rights and building ownership certificates for some of the properties the VIEs and subsidiaries of VIEs occupy. Aotong and Shuntong each leased a parcel of land from third parties for a term of 20 years starting from July 1, 2003 and for a term of 10 years starting from September 15, 2010, respectively, and constructed the facilities for their automobile dealerships on such lands. These parcels of land are part of larger parcels of land that are covered by a single land use right certificate and do not have a separate land use right certificate. Due to this lack of a land use right certificate and the fact that Aotong and Shuntong hold such land through leases, Aotong and Shuntong are not permitted to apply for building ownership certificates for the facilities constructed on the land and their property rights to such facilities may be limited.

In addition, Tuozhan I&C, Yuantongqiao Toyota, Tuojiacheng, Huitong, Tongda and Ruitai have all sub-leased the respective parcels of land on which they constructed facilities to operate their current businesses. All such land is classified as collectively-owned rural land under PRC law and was subleased from a third party who in turn leased the land from the respective rural economic collectives that own such land. Under PRC law, collectively-owned rural land may not be used for commercial purposes unless it is converted into state-owned land and the VIEs and subsidiaries of VIEs may be required to move out of such collectively-owned rural land. Under relevant lease and sublease agreements, the economic collectives who own the land are obligated to provide necessary assistance for the conversion of the land into state-owned land and to provide another comparable parcel of land for the VIEs' business and operation and compensate for losses in connection with relocation in the event the VIEs and subsidiaries of VIEs are required to move out of the land. If the land is not converted into state-owned land, the economic collectives or the third party fails to perform their obligations under the lease or sublease agreements, or the lease and sublease agreements are deemed unenforceable, the Group's business, financial condition and results of operations could be materially and adversely affected.